CITI CASH RESERVES                                                  Rule 497(e)
CITI U.S. TREASURY RESERVES                                          File Nos.:
CITI TAX FREE RESERVES
CITI CALIFORNIA TAX FREE RESERVES                          2-91556 and 33-39538
CITI CONNECTICUT TAX FREE RESERVES                                     811-4052
CITI NEW YORK TAX FREE RESERVES
CITI PREMIUM LIQUID RESERVES                                            2-87509
CITI PREMIUM U.S. TREASURY RESERVES                                    811-3893
CITI INSTITUTIONAL LIQUID RESERVES
CITI INSTITUTIONAL U.S. TREASURY RESERVES                  2-99977 and 33-44749
CITI INSTITUTIONAL TAX FREE RESERVES                                   811-4596
CITI INSTITUTIONAL CASH RESERVES
SMITH BARNEY CONNECTICUT MONEY MARKET CLASS A SHARES      33-28844 and 33-38848
SMITH BARNEY CONNECTICUT MONEY MARKET CLASS Y SHARES                   811-5812
SVB LIQUID RESERVES SHARES
SVB INSTITUTIONAL LIQUID RESERVES SHARES                  33-49552 and 33-49554
SVB LATE DAY LIQUID RESERVES SHARES                                    811-6740


                                                             September 13, 2001

Supplement to Prospectuses
dated January 1, 2001, April 27, 2001 and July 2, 2001

     These money market funds are open for business. Purchase and sale orders will be accepted, and each fund will calculate its net asset value, on business days at the times provided in the prospectuses, even though the New York Stock Exchange may be closed. If you hold shares through a service agent, please contact your service agent to place an order; your service agent may or may not be able to process all transactions.

     The funds reserve the right to suspend purchases and redemptions in the event of market or other disruptions, and as provided in the prospectuses.